UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 31, 2013

INFORMATION SYSTEMS ASSOCIATES, INC.

(Exact name of registrant as specified in its charter)

Florida	333-142429	65-0493217
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

819 SW Federal Highway, Suite 206 Stuart, FL	34994
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (772) 403-2993

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01

Changes in Registrants Certifying Accountant

(a) Dismissal of Independent Registered Public Accountant

On January 31, 2013, Information Systems Associates, Inc. (the “Registrant”) dismissed Lake & Associates CPA’s LLC (the “Former Auditor), the Registrant’s independent registered public accounting firm.

The reports of the Former Auditor on the Registrant’s financial statements for the years ended December 31, 2011 and December 31, 2010 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except that it included an explanatory paragraph relating to the Registrant’s ability to continue as a going concern.

The decision to change accountants was approved by the Registrant’s Audit Committee.

During the Registrant’s fiscal years ended December 31, 2011 and 2010, and through January 30, 2013, the date of the Former Auditor’s dismissal, (i) there were no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with the Former Auditors on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Auditors, would have caused the Former Auditor to make reference to such disagreements in its reports, and (ii) there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Registrant has provided the Former Auditors with a copy of this Form 8-K and requested that the Former Auditors provide  the Registrant with a letter addressed to the Securities and Exchange Commission stating whether or not the Former Auditor agrees with the above disclosures. A copy of the Former Auditor’s letter, dated January 31, 2013, is attached as Exhibit 16.1 to this Form 8-K.

(b) Newly Appointed Independent Registered Public Accountant

On January 31, 2013, the Company appointed Salberg & Company, P.A. (“Salberg”) as the Registrant’s independent registered public accounting firm to perform independent audit services beginning with the fiscal year ending December 31, 2013. During the Registrant’s fiscal years ended December 31, 2011 and 2010, and through January 30, 2013, neither the Registrant, nor anyone on its behalf, consulted Salberg regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the financial statements of the Registrant, in any case where a written report or oral advice was provided to the Registrant by Salberg that Salberg concluded was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The appointment of Salberg was approved by the Audit Committee.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

16.1	Former Auditor Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Information Systems Associates, Inc.

Date: February 5, 2013	By:	/s/ Adrian G. Goldfarb
	Name:	Adrian G. Goldfarb
	Title:	Chief Operating Officer